SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): January 21, 2011

SARS CORPORATION

 (Exact name of registrant as specified in its charter)

Nevada	000-51046	33-0677545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

SARS Corporation
2462 Washington Road
Washington, IL 61571
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (309) 427-5961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Government and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2011, Phil Heinz resigned from his position as Senior Vice-President and Chief Financial Officer of SARS Corporation, a Nevada corporation (the “Company”).  Phil Heinz had served as Senior Vice-President and Chief Financial Officer of the Company since his appointment in March 2010, and had worked with a subsidiary of the Company, T.A. Brinkoetter, since 1986.  Mr. Heinz will remain with the Company in a non-executive position that has yet to be defined.  Mr. Heinz’s resignation does not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, or regarding the general direction of the Company.

The Company expects to select and name a new Chief Financial Officer in the near term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2011

SARS Corporation

/s/ Frank Bonadio
By: Frank Bonadio
Its:  Chief Executive Officer